EXHIBIT 99.1

CUSIP NO. 105530109

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the American Depositary Shares, each representing 5,000 Preferred Shares, of Brasil Telecom Participações S.A.   Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: April 14, 2009	REPORTING PERSON:

Cyrte Investments B.V.
/s/ Martijn Warmerdam
By: Martijn Warmerdam, attorney-in-fact*

Cyrte Investments GP III B.V.
/s/ Martijn Warmerdam
By: Martijn Warmerdam, attorney-in-fact*

Cyrte Fund III C.V.
/s/ Martijn Warmerdam
By: Martijn Warmerdam, attorney-in-fact*

Aviva plc
/s/ April Commons
By: April Commons, attorney-in-fact**

Aviva Group Holdings Limited
/s/ April Commons
By: April Commons, attorney-in-fact**

Aviva International Insurance Limited
/s/ April Commons
By: April Commons, attorney-in-fact**

Aviva Insurance Limited
/s/ April Commons
By: April Commons, attorney-in-fact**

Aviva International Holdings Limited
/s/ April Commons
By: April Commons, attorney-in-fact**

CGU International Holdings B.V.
/s/ April Commons
By: April Commons, attorney-in-fact***

Delta Lloyd N.V.
/s/ Huug Laoh
By: Huug Laoh, attorney-in-fact****

* Signed pursuant to power of attorney, dated August 26, 2008, included as Exhibit 99.2 to Amendment No. 7 to the statement on Schedule 13D filed with the Securities and Exchange Commission on October 17, 2008 by the Reporting Persons and incorporated herein by reference.

** Signed pursuant to power of attorney, dated January 1, 2009, included as Exhibit 99.3 to Amendment No. 8 to the statement on Schedule 13D filed with the Securities and Exchange Commission on February 5, 2009 by the Reporting Persons and incorporated herein by reference.

*** Signed pursuant to power of attorney, dated January 8, 2009, included as Exhibit 99.4 to Amendment No. 8 to the statement on Schedule 13D filed with the Securities and Exchange Commission on February 5, 2009 by the Reporting Persons and incorporated herein by reference.

**** Signed pursuant to power of attorney, dated October 14, 2008, included as Exhibit 99.2 to Amendment No. 8 to the statement on Schedule 13D filed with the Securities and Exchange Commission on February 5, 2009 by the Reporting Persons and incorporated herein by reference.